-----------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 24, 1999





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
              --------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      333-83541             13-3836437
----------------------------          -----------        -------------------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
     of Incorporation)                File Number)       Identification No.)



  245 Park Avenue
  New York, New York                                            10167
----------------------
 (Address of Principal                                       (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
-----------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

         In connection with the proposed offering of the Bear Stearns Asset Backed Securities, Inc., Mortgage Loan Trust, Series RASC 1999-RS4, Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS4 (the "Certificates"), Bear, Stearns & Co. Inc., as the underwriter (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean the Series 1999-RS4 term sheet, computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Bear Stearns Computational Materials, filed on Form 8-K dated November 24, 1999.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BEAR STEARNS ASSET BACKED
                                           SECURITIES, INC.



                                           By:  /s/ Matthew Perkins
                                                -----------------------
                                                Name:   Matthew Perkins
                                                Title:  Vice President



Dated:  November 24, 1999

                                 Exhibit Index
                                 -------------

Exhibit                                                              Page
-------                                                              ----

99.1     The Bear Stearns Computational Materials, filed on
         Form 8-K dated November 24, 1999                              6

                                 Exhibit 99.1
                                 ------------





BEAR STEARNS
                                                        BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                  245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10167
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------
                         RESIDENTIAL FUNDING CORPORATION
                    MORTGAGE LOAN TRUST, SERIES RASC 1999-RS4
          COMPUTATIONAL MATERIALS (AS OF WEDNESDAY, NOVEMBER 10, 1999)
--------------------------------------------------------------------------------
FAX TO:                                             DATE:   11/10/99
COMPANY:                           # PAGES (incl. cover):
FAX NO:                                         PHONE NO:
--------------------------------------------------------------------------------
FROM:                                           PHONE NO:
--------------------------------------------------------------------------------
                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Preliminary Term Sheet (PAGE 1 OF 8)
--------------------------------------------------------------------------------


                     $163,356,000 (Subject to 5% variance)

ISSUER:                            Mortgage Loan Trust, Series RASC 1999-RS4

DEPOSITOR:                         Bear Stearns Asset Backed Securities, Inc.

SELLER:                            Residential Funding Corporation

ORIGINATOR:                        Bank One, National Association.

UNDERWRITERS:                      Bear, Stearns & Co. Inc.
                                   Residential Funding Securities Corporation

CERTIFICATE INSURER:               Ambac Assurance Corporation ("Ambac")

MASTER SERVICER:                   Residential Funding Corporation (the "Master
                                   Servicer" or "RFC"), an affiliate of the Seller and an indirect, wholly-owned subsidiary of GMAC Mortgage Group, Inc.

SPECIAL SERVICER:                  RFC's Asset Resolution Division, a division
                                   of HomeComings Financial Network, Inc.
                                   ("HomeComings") will act as Special Servicer with respect to the Mortgage Loans when such loans become 90 days or more delinquent.
                                   HomeComings is a wholly-owned subsidiary of RFC. HomeComings was awarded a "Special
                                   Servicer" designation from Standard & Poor's and Fitch IBCA, Inc. in March 1999.

TRUSTEE:                           Bank One, National Association.

CUSTODIAN:                         Norwest Bank Minnesota, National Association.

THE CERTIFICATES:                  Mortgage Loan Trust, Series 1999-RS4 will
                                   issue 2 classes or 6 classes of senior
                                   Certificates (the "Class A Certificates") and multiple residual certificates (the "Class R
                                   Certificates"). The Class R Certificates are not being offered hereby.

CHARACTERISTICS OF THE CERTIFICATES (A), (B), (C), (D), (E), (F)
-----------------------------------------------------------------------------------------------------------------------------------
                              Original       Pass-         Avg Life     Principal      Principal      Final Sch.
Offered         Loan         Principal      Through         To Call      Lockout         Window        Maturity           Ratings
Certificates   Group         Balance**        Rate          (years)      (months)       (months)         Date           (S&P/Fitch)
-----------------------------------------------------------------------------------------------------------------------------------

Class A-I-1      I         $59,330,000    Floating (g)        1.00         None            25          10/25/10          AAA / AAA
Class A-I-2      I         $34,050,000       Fixed            3.00          24             25          11/25/14          AAA / AAA
Class A-I-3      I         $21,900,000       Fixed            5.00          48             25          10/25/18          AAA / AAA
Class A-I-4      I         $12,700,000       Fixed            7.00          72             24           9/25/23          AAA / AAA
Class A-I-5      I         $17,508,000       Fixed            8.62          95             9           11/25/29          AAA / AAA
Class A-II       II        $17,868,000    Floating (h)        2.84         None           104          11/25/29          AAA / AAA
-----------------------------------------------------------------------------------------------------------------------------------

         ** Bond balances subject to a 5% variance.
NOTES:
   (a) THE ISSUER MAY ELECT TO ISSUE FIVE ("OPTION I") OR ONE ("OPTION II") CLASS A-I CERTIFICATES.
   (b)    Pricing Prepayment Speed Assumption:  Fixed Rate Mortgage Loans
          (4% in month 1, ramping to 20% by month 15, and remaining constant at 20% thereafter); Adjustable Rate Mortgage Loans (30% CPR).
   (c)    Transaction priced to 10% clean-up call.
   (d)    100% P&I guaranty by Ambac.
   (e) The coupon on the Class A-I-5 Certificates will increase by 0.50%, if the 10% clean-up call is not exercised.
   (f) The margin on the Class A-II Certificates will double if the 10% clean-up call is not exercised.
   (g)    The lesser of (i) One-Month LIBOR plus 0._ % per annum and (ii) 11%.
   (h) The lesser of (i) One-Month LIBOR plus 0._ % per annum and (ii) 14%, subject to the Net WAC Cap Rate.



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Preliminary Term Sheet (PAGE 2 OF 8)
--------------------------------------------------------------------------------



ASSETS OF THE TRUST:               On the Closing Date, the assets of the Trust
                                   are expected to include: (i) the Mortgage
                                   Loans (namely, the Group I Mortgage Loans and the Group II Mortgage Loans); (ii) such assets as from time to time are identified as deposited, in respect of the Mortgage Loans, in the Custodial Account and in the Certificate Account and belonging to the Trust; (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure; (iv) any applicable Primary
                                   Insurance Policies and standard hazard
                                   insurance policies; (v) the Policy; (vi) the Yield Maintenance Agreement and the Reserve
                                   Fund; and (vii) all proceeds of the
                                   foregoing.

CUT-OFF DATE:                      As of November 1, 1999.

SETTLEMENT DATE:                   On or about November 23, 1999.

DISTRIBUTION DATE:                 The 25th day of each month (or the next
                                   succeeding business day), commencing December
                                   27, 1999.

PASS-THROUGH RATE:                 With the exception of the Class A-I-1
                                   Certificates and the Class A-II Certificates, interest will accrue on such Certificates at a fixed rate during the month prior to the month of the related Distribution Date (or from the Cut-off Date to the end of such month in the case of the first Distribution
                                   Date) on a 30/360-day basis.

                                   With respect to any Distribution Date, the Class A-I-1 Certificates and the Class A-II Certificates will each be entitled to interest accrued from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first Distribution Date) to and including the day prior to the then current Distribution Date at the related Pass-Through Rate on the related Certificate principal balance on an actual/360-day basis.

                                   The coupon on the Class A-I-1 Certificates will be equal to the lesser of (a) 1-month LIBOR + [_._]% per annum and (b) [11]% per annum, payable monthly.

                                   On each Distribution Date, the Class A-II
                                   Pass-Through Rate will be a per annum rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Distribution Date after the Optional Redemption Date, One-Month LIBOR plus __% (the "Class A-II Spread"), and for any Distribution Date thereafter, One-Month LIBOR plus 2.0 times the Class A-II Spread, and (y) 14%, subject to the Net WAC Cap Rate.

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Preliminary Term Sheet (PAGE 3 OF 8)
--------------------------------------------------------------------------------



                                   The Note Rate applicable to the Class A-I-5
                                   Certificates will increase by 0.50% after the Step-Up Date. The "Step-Up Date" is the first Distribution Date after which the current Pool Principal Balance declines to 10% or less of the original Pool Principal Balance of the Mortgage Loans.

PAYMENT DELAY:                     With the exception of the Class A-I-1
                                   Certificates and the Class A-II Certificates, the Certificates will have a payment delay of 24 days. With respect to the Class A-I-1
                                   Certificates and the Class A-II Certificates,
                                   0 days.

NET WAC CAP RATE:                  The "Net WAC Cap Rate" will be a per annum
                                   rate equal to the weighted average Net
                                   Mortgage Rate on the Group II Mortgage Loans
                                   (calculated based on the number of days in the preceding Interest Accrual Period). The
                                   "Net Mortgage Rate" on each Group II Mortgage
                                   Loan is equal to the Mortgage Rate thereon minus the sum of (i) the rate per annum at which the related master servicing and subservicing fees accrue (the "Servicing Fee
                                   Rate") and (ii) the Policy Premium Rate.
                                   Interest that would be payable on the Class
                                   A-II Certificates, if the Pass-Through Rate were not limited to the Net WAC Cap Rate, may be payable as described below under the "Reserve Fund and Yield Maintenance
                                   Agreement".

RESERVE FUND:                      On the Closing Date, the Trustee will
                                   establish a reserve fund account (the
                                   "Reserve Fund") to cover certain payments on the Class A Certificates. In addition, on the Closing Date, a Yield Maintenance Agreement
                                   (as described herein) will be entered into between Bear Stearns Financial Products Inc.
                                   ("BSFP") and the Trustee, as trustee, for the benefit of the Certificate Insurer and the Certificateholders. Pursuant to the Yield
                                   Maintenance Agreement, on each Distribution
                                   Date, an amount will be deposited into the Reserve Fund equal to the amounts received under the Yield Maintenance Agreements (the
                                   "Reserve Fund Addition"). In addition, on any
                                   Distribution Date for which the
                                   Overcollateralization Amount is equal to the Required Overcollateralization Amount and any
                                   Basis Risk Shortfall Carry-Forward Amount exists, which would not otherwise be covered by amounts currently in the Reserve Fund, a portion of the Net Monthly Excess Cash Flow will be deposited in the Reserve Fund as described herein.

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Preliminary Term Sheet (PAGE 4 OF 8)
--------------------------------------------------------------------------------



Basis Risk Shortfall
Carry-Forward Amount:              The "Basis Risk Shortfall Carry-Forward
                                   Amount" is equal to the aggregate amount of Basis Risk Shortfall on such Distribution
                                   Date, plus any unpaid Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by amounts in the Reserve Fund.

                                   On any Distribution Date on which the Class
                                   A-II Certificates receive interest based on the Net WAC Cap Rate, "Basis Risk Shortfall" is equal to the excess, if any, of (a) accrued Certificate interest on the Class A-II Certificates calculated pursuant to the lesser of (i) clause (x) of the definition of Pass-Through Rate thereof and (ii) 14% over
                                   (b) accrued Certificate interest on the Class A-II Certificates calculated pursuant to the Net WAC Cap Rate. Basis Risk Shortfall will only be recoverable from the Reserve Fund, including Net Monthly Excess Cash Flow to the extent deposited in the Reserve Fund, and not from the Policy or otherwise.

PRINCIPAL:                         TO THE EXTENT THE CLASS A-I CERTIFICATES ARE
                                   NOT ISSUED AS A SINGLE CLASS PASS THRU, any payments of principal allocable to the Class
                                   A-I Certificates shall be paid to the Class
                                   A-I-1 Certificates, the Class A-I-2
                                   Certificates, the Class A-I-3 Certificates, the Class A-I-4 Certificates, and the Class
                                   A-I-5 Certificates, in that order, , until the outstanding principal balance of each of these Certificates has been reduced to zero.

                                   All payments of principal allocable to the Class A-II Certificates shall be paid to the Class A-II Certificates until the outstanding principal balance of the Class A-II Certificates has been reduced to zero.

                                   These amounts will be distributed
                                   concurrently to the Class A-I Certificates and the Class A-II Certificates, in each case, allocated in proportion to the percentage of the principal collections derived from the related Mortgage Loan Group.


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Preliminary Term Sheet (PAGE 5 OF 8)
--------------------------------------------------------------------------------



Priority of Distributions:         On each Distribution Date, amounts
                                   distributable to each Class of Class A
                                   Certificateholders will be allocated in the following order of priority:

                                   1.  To pay accrued interest due on the Class
                                       A Certificates;
                                   2.  To pay principal to the holders of the
                                       Class A Certificates in an amount equal
                                       to scheduled principal and principal
                                       prepayments received in respect of the
                                       related Mortgage Loans;
                                   3.  To pay as principal to the Class A
                                       Certificates an amount necessary to cover
                                       Realized Losses on the Mortgage Loans;
                                   4.  To pay the Certificate Insurer the
                                       accrued and unpaid premium for the
                                       Policy, and any payments in connection
                                       with the limited reimbursement agreement;
                                   5.  To pay permitted reimbursements to the
                                       Certificate Insurer for prior draws on
                                       the Policy;
                                   6.  To pay as additional principal on the
                                       Class A Certificates, the amount of
                                       Excess Spread (if any) necessary to bring the amount of overcollateralization up to the Required Overcollateralization
                                       Amount;
                                   7.  To pay, if necessary, (1) through (6)
                                       above with respect to the Class A
                                       Certificates relating to the other
                                       Mortgage Loan Group;
                                   8.  To the holder of the Class R
                                       Certificates.

x On each Distribution Date, to the extent required, the Trustee will withdraw from amounts in the Reserve Fund to cover the following items, in the following order:

                                    1.  To reimburse the Certificate Insurer
                                        for any unreimbursed draws under the
                                        Policy;
                                    2.  To pay the Class A Certificates to
                                        cover Realized Losses on the Mortgage
                                        Loans to the extent not covered by Net
                                        Monthly Excess Spread.

                                   In addition, if following any Distribution
                                   Date, the sum of the Overcollateralization
                                   Amount and the amount in the Reserve Fund is greater than the Required
                                   Overcollateralization Amount, such excess will be paid from the Reserve Fund as follows:

                                   1. To pay the Class A-II Certificateholders for any Basis Risk Shortfall
                                       Carry-Forward Amount; and
                                   2.  To the holder of the Class R
                                       Certificates.

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Preliminary Term Sheet (PAGE 6 OF 8)
--------------------------------------------------------------------------------



Allocation                         of Losses: Realized Losses with respect to
                                   each Mortgage Loan Group will not be
                                   allocated to the related Class A
                                   Certificates, to the extent covered as
                                   follows:

                                   1.  By the amount of Excess Spread available;
                                   2.  By the amounts in the Reserve Fund
                                       (including the current distribution under the Yield Maintenance Agreements);
                                   3.  By the amount of excess spread or
                                       overcollateralization available, if any, with respect to the other Mortgage Loan Group;
                                   4.  By decreasing the amount of
                                       overcollateralization in the Trust.

To the extent not covered as described above, Realized Losses on the Mortgage Loans will be allocated to the Class A Certificates. Any such loss will be covered by the Policy.

YIELD MAINTENANCE AGREEMENT:       The Trust will benefit from a series of
                                   interest rate cap payments pursuant to an amortizing cap agreement (the "Yield
                                   Maintenance Agreement") designed to partially mitigate the interest rate risk that could arise from the difference between the Class
                                   A-II Pass-Through Rate and the weighted
                                   average Net Mortgage Rates of the Fixed Rate
                                   Mortgage Loans contained in Group II.

                                   On each Distribution Date, payments under the amortizing cap agreement on the Fixed Rate Mortgage Loans contained in Group II will be made relating to an amount equal the notional balance of the Fixed Rate Mortgage Loans contained in Group II, based on an amortization schedule applying a constant 15% CPR (the "Notional Balance"). The amount of such payment will be equal to the product of
                                   (a) 1/12th of the excess of (i) then-current
                                   LIBOR over (ii) the applicable strike rate and (b) the then-current Notional Balance.

                                   It is anticipated that the Yield Maintenance
                                   Agreements on the Fixed Rate Mortgage Loans contained in Group II will have a strike rate and maturity date pursuant the following schedule:

                                                                 Estimated
                                   Months                       Strike Rate
                                   ------                       -----------
                                   1-24                           [7.00]%
                                   25-96                          [8.00]%



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Preliminary Term Sheet (PAGE 7 OF 8)
--------------------------------------------------------------------------------



Credit Enhancement:                Credit enhancement with respect to the
                                   Certificates will be provided by (1) excess spread, (2) overcollateralization, (3) cross-collateralization and (4) the Ambac
                                   Insurance Policy.

                                   EXCESS SPREAD: The interest due on the
                                   Mortgage Loans is generally expected to be higher than the interest due on the Certificates and other fees and expenses of the Trust, thus generating excess interest collections ("Excess Spread"), which will be available to fund distributions on the Certificates, commencing with the Distribution Date in January 2000. Such amount can vary over time based on the prepayment and default experience of the Mortgage Loans. On each Distribution Date, excess spread generated during the related collection period will be available to cover losses and build overcollateralization on such Distribution Date.

                                   RESERVE FUND: The Trustee will establish a reserve fund (the "Reserve Fund") to make certain payments on the Class A Certificates. The Reserve Fund will generally be funded by payments under the Yield Maintenance Agreements. On each Distribution Date, the Trustee will make draws from the Reserve Fund, to the extent of funds available, to cover (a) reimbursements to the Insurer; (b) distributions to the Class A Certificates in respect of any Realized Losses not covered by Excess Spread; and (c) distributions to the Class A Certificates to cover any Basis Risk Shortfall.

                                   CROSS-COLLATERALIZATION: Excess spread from one Mortgage Loan Group will be available to cover losses and build overcollateralization in the other Mortgage Loan Group.

                                   OVERCOLLATERALIZATION: The initial
                                   overcollateralization amount will be equal to [0.00]% of the Original Pool Principal Balance on the Closing Date. Thereafter, excess spread will be applied, to the extent available, to make accelerated payments of principal to the securities then entitled to receive payments of principal; such application will cause the aggregate principal balance of the Certificates to amortize more rapidly than the Mortgage Loans, resulting in overcollateralization. Prior to the Stepdown Date, the "Required Overcollateralization Amount" will be equal to [2.00]% of the original Pool Principal Balance. On or after the Stepdown Date, the "Required Overcollateralization Amount" will be permitted, subject to certain performance triggers being satisfied, to decrease to [4.00]% of current Pool Principal Balance of the Mortgage Loans, subject to a floor of 0.50% of the original Pool Principal Balance.

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Preliminary Term Sheet (PAGE 8 OF 8)
--------------------------------------------------------------------------------




                                   AMBAC INSURANCE POLICY: Ambac Assurance
                                   Corporation (the "Note Insurer") will
                                   unconditionally and irrevocably guarantee:
                                   (a) timely payment of interest, (b) the
                                   amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Certificates by no later than their respective final scheduled maturity date. The Insurance Policy is not revocable for any reason.

STEP DOWNDATE:                     The Stepdown Date is the Distribution Date
                                   occurring on the later of:
                                   (1)  the Distribution Date in [May, 2002]
                                        (i.e. on the [30]th Distribution Date);
                                        and
                                   (2)  the first Distribution Date on which the
                                        current Pool Principal Balance has been
                                        reduced to an amount equal to 50% of the original Pool Principal Balance.

COMPENSATING INTEREST:             The Master Servicer will be required to cover
                                   interest shortfalls as a result of principal prepayments in full up to the lesser of (a) one-twelfth of [_.__]% and (b) the sum of the Master Servicing Fee payable to the Master
                                   Servicer plus reinvestment income for such distribution date.

SUBSERVICING FEE:                  With respect to each Mortgage Loan Group, the
                                   Trust is subject to certain fees, including a weighted average Subservicing Fee, as the Cut-Off Date, of approximately [0.50]% per annum, payable monthly.

ADVANCING:                         The Master Servicer will be obligated to
                                   advance delinquent principal and interest through the liquidation of REO or until deemed unrecoverable.

OPTIONAL REDEMPTION:               The Master Servicer may, at its option,
                                   effect an early redemption or termination of the Certificates on the first Distribution
                                   Date after the Distribution Date on which the current Pool Principal Balance declines to 10% or less of the original Pool Principal
                                   Balance of the Mortgage Loans (the "Step-Up
                                   Date").

OFFERING:                          The Certificates will be issued publicly from
                                   a shelf registration.

FORM OF REGISTRATION:              Book-entry form, same day funds through DTC,
                                   Euroclear.

TAX STATUS:                        The Trust is expected to be a REMIC for tax
                                   purposes.

ERISA ELIGIBILITY:                 The Certificates are not expected to be ERISA
                                   eligible.

SMMEA TREATMENT:                   The Certificates will constitute "mortgage
                                   related securities" for purposes of SMMEA.

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Notes (PAGE 1 OF 5)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Option I:     Multi-Class, Sequential, Conforming Fixed-Rate Certificates +
              Single-Class, Nonconforming Adjustable-Rate Certificates
--------------------------------------------------------------------------------

TRANSACTION SUMMARY (a), (b), (c), (d), (e)
----------------------------------------------------------------------------------------------------------------------------------
                                                         Estimated      Estimated       Estimated       Estimated
                                          Pass-           WAL to        Modified        Principal       Principal
    OFFERED          Approximate         Through           Call         Duration         Lockout          Window       Ratings
     NOTES             Size**             Rate            (years)        (years)         (months)        (months)    (S&P/Fitch)
----------------------------------------------------------------------------------------------------------------------------------
Class A-I-1            $59,330,000    Floating (f)          1.00            0.94          None             25        AAA / AAA
CLASS A-I-2            $34,050,000        Fixed             3.00            2.61           24              25        AAA / AAA
CLASS A-I-3            $21,900,000        Fixed             5.00            4.04           48              25        AAA / AAA
CLASS A-I-4            $12,700,000        Fixed             7.00            5.25           72              24        AAA / AAA
CLASS A-I-5            $17,508,000        Fixed             8.62            6.06           95              9         AAA / AAA
CLASS A-II             $17,868,000    Floating (g)          2.84            2.41          None            104        AAA / AAA
----------------------------------------------------------------------------------------------------------------------------------

** Bond balances subject to a 5% variance

NOTES:
   (a) Pricing Prepayment Speed Assumption: Fixed Rate Mortgage Loans (4% in month 1, ramping to 20% by month 15, and remaining constant at 20% thereafter); Adjustable Rate Mortgage Loans (30% CPR).
   (b)    Transaction priced to 10% clean-up call.
   (c)    100% P&I guaranty by Ambac.
   (d) The coupon on the Class A-I-5 Certificates will increase by 0.50%, if the 10% clean-up call is not exercised.
   (e) The margin on the Class A-II Certificates will double if the 10% clean-up call is not exercised.
   (f)    The lesser of (i) One-Month LIBOR plus 0._ % per annum and (ii) 11%.
   (g) The lesser of (i) One-Month LIBOR plus 0._ % per annum and (ii) 14%, subject to the Net WAC Cap Rate.

CLASS A-I-1 (TO MATURITY)
----------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%         50%         75%         100%        125%        150%
----------------------------------------------------------------------------------------------------------
Average Life (years)                    5.81        1.77        1.28         1.00        0.82        0.70
MODIFIED DURATION (YEARS)               4.63        1.61        1.19         0.94        0.78        0.66
FIRST PRINCIPAL PAYMENT             12/25/99    12/25/99    12/25/99     12/25/99    12/25/99    12/25/99
LAST PRINCIPAL PAYMENT               5/25/10     9/25/03     8/25/02     12/25/01     7/25/01     4/25/01
PRINCIPAL LOCKOUT (MONTHS)              None        None        None         NONE        None        None
PRINCIPAL WINDOW (MONTHS)                126          46          33           25          20          17
ILLUSTRATIVE YIELD (30/360)           5.749%      5.748%      5.748%       5.749%      5.748%      5.750%
----------------------------------------------------------------------------------------------------------


CLASS A-I-2 (TO MATURITY)
----------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%         50%         75%         100%        125%        150%
----------------------------------------------------------------------------------------------------------
Average Life (years)                   12.49        5.35        3.89         3.00        2.41        2.00
MODIFIED DURATION (YEARS)               8.02        4.30        3.28         2.61        2.15        1.81
FIRST PRINCIPAL PAYMENT              5/25/10     9/25/03     8/25/02     12/25/01     7/25/01     4/25/01
LAST PRINCIPAL PAYMENT               5/25/14    12/25/06     2/25/05     12/25/03     2/25/03     7/25/02
PRINCIPAL LOCKOUT (MONTHS)               125          45          32           24          19          16
PRINCIPAL WINDOW (MONTHS)                 49          40          31           25          20          16
ILLUSTRATIVE YIELD (30/360)           7.157%      7.106%      7.072%       7.035%      6.996%      6.954%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Notes (PAGE 2 OF 5)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Option I:     Multi-Class, Sequential, Conforming Fixed-Rate Certificates +
              Single-Class, Nonconforming Adjustable-Rate Certificates
--------------------------------------------------------------------------------


CLASS A-I-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%        150%
-------------------------------------------------------------------------------------------------------------
Average Life (years)                      16.79        8.55        6.40         5.00        4.04        3.34
MODIFIED DURATION (YEARS)                  9.30        6.12        4.93         4.04        3.38        2.86
FIRST PRINCIPAL PAYMENT                 5/25/14    12/25/06     2/25/05     12/25/03     2/25/03     7/25/02
LAST PRINCIPAL PAYMENT                  8/25/18     2/25/10     8/25/07     12/25/05    10/25/04    12/25/03
PRINCIPAL LOCKOUT (MONTHS)                  173          84          62           48          38          31
PRINCIPAL WINDOW (MONTHS)                    52          39          31           25          21          18
ILLUSTRATIVE YIELD (30/360)              7.483%      7.455%      7.435%       7.413%      7.389%      7.363%
-------------------------------------------------------------------------------------------------------------

CLASS A-I-4 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%        150%
-------------------------------------------------------------------------------------------------------------
Average Life (years)                      21.18       11.47        8.83         7.00        5.70        4.74
MODIFIED DURATION (YEARS)                 10.20        7.41        6.22         5.25        4.47        3.85
FIRST PRINCIPAL PAYMENT                 8/25/18     2/25/10     8/25/07     12/25/05    10/25/04    12/25/03
LAST PRINCIPAL PAYMENT                  6/25/23     9/25/12    12/25/09     11/25/07     6/25/06     5/25/05
PRINCIPAL LOCKOUT (MONTHS)                  224         122          92           72          58          48
PRINCIPAL WINDOW (MONTHS)                    59          32          29           24          21          18
ILLUSTRATIVE YIELD (30/360)              7.672%      7.653%      7.640%       7.625%      7.608%      7.590%
-------------------------------------------------------------------------------------------------------------

CLASS A-I-5 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%        150%
-------------------------------------------------------------------------------------------------------------
Average Life (years)                      26.58       16.53       13.26        10.84        8.99        7.57
MODIFIED DURATION (YEARS)                 10.84        8.90        7.91         7.00        6.18        5.47
FIRST PRINCIPAL PAYMENT                 6/25/23     9/25/12    12/25/09     11/25/07     6/25/06     5/25/05
LAST PRINCIPAL PAYMENT                 12/25/28     1/25/26     7/25/21      9/25/17    11/25/14    10/25/12
PRINCIPAL LOCKOUT (MONTHS)                  282         153         120           95          78          65
PRINCIPAL WINDOW (MONTHS)                    67         161         140          119         102          90
ILLUSTRATIVE YIELD (30/360)              7.916%      7.948%      7.949%       7.953%      7.953%      7.949%
-------------------------------------------------------------------------------------------------------------

CLASS A-I-5 (TO 10% CLEAN-UP CALL)
-------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%        150%
-------------------------------------------------------------------------------------------------------------
Average Life (years)                      25.65       13.44       10.78         8.62        7.05        5.89
MODIFIED DURATION (YEARS)                 10.73        8.05        7.05         6.06        5.24        4.56
FIRST PRINCIPAL PAYMENT                 6/25/23     9/25/12    12/25/09     11/25/07     6/25/06     5/25/05
LAST PRINCIPAL PAYMENT                  1/25/26     5/25/13     9/25/10      7/25/08    12/25/06    10/25/05
PRINCIPAL LOCKOUT (MONTHS)                  282         153         120           95          78          65
PRINCIPAL WINDOW (MONTHS)                    32           9          10            9           7           6
ILLUSTRATIVE YIELD (30/360)              7.910%      7.894%      7.885%       7.873%      7.859%      7.845%
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Notes (PAGE 3 OF 5)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Option I:     Multi-Class, Sequential, Conforming Fixed-Rate Certificates +
              Single-Class, Nonconforming Adjustable-Rate Certificates
--------------------------------------------------------------------------------



CLASS A-II (TO MATURITY)
---------------------------------------------------------------------------------------------------------------
FIXED RATE LOANS (RAMP TO)                     0%         10%         15%          20%         25%         30%
ADJUSTABLE RATE LOANS (FLAT CPR)               0%         20%         25%          30%         35%         40%
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        19.11        4.74        3.68         2.97        2.45        2.07
MODIFIED DURATION (YEARS)                   10.46        3.65        2.97         2.48        2.10        1.81
FIRST PRINCIPAL PAYMENT                  12/25/99    12/25/99    12/25/99     12/25/99    12/25/99    12/25/99
LAST PRINCIPAL PAYMENT                    9/25/29     7/25/23     2/25/19     10/25/15     2/25/13     2/25/11
PRINCIPAL LOCKOUT (MONTHS)                   None        None        None         NONE        None        None
PRINCIPAL WINDOW (MONTHS)                     358         284         231          191         159         135
ILLUSTRATIVE YIELD (30/360)                5.908%      5.912%      5.912%       5.914%      5.915%      5.916%
---------------------------------------------------------------------------------------------------------------

Class A-II (to 10% clean-up call)
---------------------------------------------------------------------------------------------------------------
FIXED RATE LOANS (RAMP TO)                     0%         10%         15%          20%         25%         30%
ADJUSTABLE RATE LOANS (FLAT CPR)               0%         20%         25%          30%         35%         40%
---------------------------------------------------------------------------------------------------------------
Average Life (years)                        18.59        4.55        3.54         2.84        2.34        1.97
MODIFIED DURATION (YEARS)                   10.36        3.58        2.90         2.41        2.04        1.74
FIRST PRINCIPAL PAYMENT                  12/25/99    12/25/99    12/25/99     12/25/99    12/25/99    12/25/99
LAST PRINCIPAL PAYMENT                    1/25/26     5/25/13     9/25/10      7/25/08    12/25/06    10/25/05
PRINCIPAL LOCKOUT (MONTHS)                   None        None        None         NONE        None        None
PRINCIPAL WINDOW (MONTHS)                     314         162         130          104          85          71
ILLUSTRATIVE YIELD (30/360)                5.905%      5.904%      5.904%       5.904%      5.904%      5.904%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Notes (PAGE 4 OF 5)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Option II:    Single-Class, Conforming Fixed-Rate Certificates +
              Single-Class, Nonconforming Adjustable-Rate Certificates
--------------------------------------------------------------------------------



TRANSACTION SUMMARY (a), (b), (c), (d), (e)
---------------------------------------------------------------------------------------------------------------------------
                                                    Estimated      Estimated       Estimated    Estimated
                                       Pass-         WAL to        Modified         Principal    Principal
   OFFERED          Approximate       Through        Call          Duration         Lockout       Window         Ratings
    NOTES              Size**           Rate         (years)        (years)         (months)     (months)      (S&P/Fitch)
---------------------------------------------------------------------------------------------------------------------------
Class A-I          $145,488,000         Fixed          3.51          2.80            None         104          AAA / AAA
CLASS A-II          $17,868,000      Floating (f)      2.84          2.41            None         104          AAA / AAA
---------------------------------------------------------------------------------------------------------------------------

** Bond balances subject to a 5% variance
NOTE:

   (a) 100% Prepayment Assumption: Fixed Rate Mortgage Loans (4.0% CPR in month 1, ramping to 20% CPR by month 15. On and after month 15, 20%
          CPR); Adjustable Rate Mortgage Loans (30% CPR).
   (b)    Transaction priced to 10% clean-up call;
   (c)    100% P&I guaranty by Ambac;
   (d) The coupon on the Class A-I Certificates will increase by 0.50%, if the 10% clean-up call is not exercised.
   (e) The margin on the Class A-II Certificates will double if the 10% clean-up call is not exercised.
   (f) The lesser of (i) One-Month LIBOR plus 0._ % per annum and (ii) 14%, subject to the Net WAC Cap Rate.

CLASS A-I (TO MATURITY)
-----------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                 0%         50%         75%         100%        125%        150%
-----------------------------------------------------------------------------------------------------------
Average Life (years)                    12.87        6.25        4.76         3.78        3.09        2.58
MODIFIED DURATION (YEARS)                7.25        4.32        3.51         2.92        2.48        2.13
FIRST PRINCIPAL PAYMENT              12/25/99    12/25/99    12/25/99     12/25/99    12/25/99    12/25/99
LAST PRINCIPAL PAYMENT               12/25/28     1/25/26     7/25/21      9/25/17    11/25/14    10/25/12
PRINCIPAL LOCKOUT (MONTHS)               None        None        None         NONE        None        None
PRINCIPAL WINDOW (MONTHS)                 349         314         260          214         180         155
ILLUSTRATIVE YIELD (30/360)            7.540%      7.505%      7.481%       7.457%      7.431%      7.401%
-----------------------------------------------------------------------------------------------------------


CLASS A-I (TO 10% CLEAN-CALL)
-----------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                 0%         50%         75%         100%        125%        150%
-----------------------------------------------------------------------------------------------------------
Average Life (years)                    12.75        5.88        4.46         3.51        2.85        2.38
MODIFIED DURATION (YEARS)                7.24        4.20        3.39         2.80        2.36        2.02
FIRST PRINCIPAL PAYMENT              12/25/99    12/25/99    12/25/99     12/25/99    12/25/99    12/25/99
LAST PRINCIPAL PAYMENT                1/25/26     5/25/13     9/25/10      7/25/08    12/25/06    10/25/05
PRINCIPAL LOCKOUT (MONTHS)               None        None        None         NONE        None        None
PRINCIPAL WINDOW (MONTHS)                 314         162         130          104          85          71
ILLUSTRATIVE YIELD (30/360)            7.539%      7.489%      7.461%       7.429%      7.396%      7.360%
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Notes (PAGE 5 OF 5)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
OPTION II:   SINGLE-CLASS, CONFORMING FIXED-RATE CERTIFICATES +
             SINGLE-CLASS, NONCONFORMING ADJUSTABLE-RATE CERTIFICATES
--------------------------------------------------------------------------------



CLASS A-II (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
FIXED RATE LOANS (RAMP TO)                    0%         10%         15%          20%         25%         30%
ADJUSTABLE RATE LOANS (FLAT CPR)              0%         20%         25%          30%         35%         40%
--------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       19.11        4.74        3.68         2.97        2.45        2.07
MODIFIED DURATION (YEARS)                  10.46        3.65        2.97         2.48        2.10        1.81
FIRST PRINCIPAL PAYMENT                 12/25/99    12/25/99    12/25/99     12/25/99    12/25/99    12/25/99
LAST PRINCIPAL PAYMENT                   9/25/29     7/25/23     2/25/19     10/25/15     2/25/13     2/25/11
PRINCIPAL LOCKOUT (MONTHS)                  None        None        None         NONE        None        None
PRINCIPAL WINDOW (MONTHS)                    358         284         231          191         159         135
ILLUSTRATIVE YIELD (30/360)               5.908%      5.912%      5.912%       5.914%      5.915%      5.916%
--------------------------------------------------------------------------------------------------------------

CLASS A-II (TO 10% CLEAN-UP CALL)
--------------------------------------------------------------------------------------------------------------
FIXED RATE LOANS (RAMP TO)                    0%         10%         15%          20%         25%         30%
ADJUSTABLE RATE LOANS (FLAT CPR)              0%         20%         25%          30%         35%         40%
--------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       18.59        4.55        3.54         2.84        2.34        1.97
MODIFIED DURATION (YEARS)                  10.36        3.58        2.90         2.41        2.04        1.74
FIRST PRINCIPAL PAYMENT                 12/25/99    12/25/99    12/25/99     12/25/99    12/25/99    12/25/99
LAST PRINCIPAL PAYMENT                   1/25/26     5/25/13     9/25/10      7/25/08    12/25/06    10/25/05
PRINCIPAL LOCKOUT (MONTHS)                  None        None        None         NONE        None        None
PRINCIPAL WINDOW (MONTHS)                    314         162         130          104          85          71
ILLUSTRATIVE YIELD (30/360)               5.905%      5.904%      5.904%       5.904%      5.904%      5.904%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 1 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                   SUPPLEMENT.
--------------------------------------------------------------------------------



MORTGAGE LOAN GROUP I
---------------------

     TOTAL NUMBER OF LOANS:                                       1,427

     INITIAL PRINCIPAL BALANCE:                         $145,488,025.05

     AVERAGE LOAN BALANCE:                                  $101,953.77

     WA  LOAN RATE:                                              11.62%
        RANGE OF  LOAN RATES:                          (9.50% - 14.96%)

     WA REMAINING TERM (MONTHS):                                    231
        RANGE OF REMAINING TERMS:                            (43 - 356)

     WA ORIGINAL TERM (MONTHS):                                     240
        RANGE OF ORIGINAL TERMS:                             (48 - 361)

     CREDIT SCORE:
           WA                                                       633
           < 640                                                 53.77%
           640 - 679                                             27.21%
           680 - 719                                             13.54%
           >= 720                                                 5.48%

     DEBT-TO-INCOME RATIO:
           WA                                                    42.60%
           >45%                                                  43.34%

     LTV:
           WA                                                   103.42%
           > 100%                                                98.89%

     GEOGRAPHIC CONCENTRATION:                                OH 12.52%
     (as a Percentage of Loan Type)                           MI 11.13%
     (STATES NOT LISTED ACCOUNT FOR                            IN 8.50%
     LESS THAN 5% OF THE AGGREGATE                             FL 6.16%
     PRINCIPAL BALANCE OF THE CATEGORY)                        IL 5.60%
                                                               NY 5.38%



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 2 OF 27)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP I
---------------------

        LOAN RATES

         RANGE OF        NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
      LOAN RATES (%)       LOANS           PRINCIPAL BALANCE         LOAN POOL
--------------------------------------------------------------------------------
      9.001 to 9.500           3              $269,629.64             0.19%
     9.501 to 10.000         112            14,684,621.10            10.09%
     10.001 to 10.500        127            15,753,572.23            10.83%
     10.501 to 11.000        214            22,230,460.12            15.28%
     11.001 to 11.500        111             9,262,819.64             6.37%
     11.501 to 12.000        201            17,685,121.38            12.16%
     12.001 to 12.500        297            28,813,934.95            19.81%
     12.501 to 13.000        211            21,968,135.24            15.10%
     13.001 to 13.500         80             7,978,197.86             5.48%
     13.501 to 14.000         49             4,493,735.34             3.09%
     14.001 to 14.500         16             1,619,445.82             1.11%
     14.501 to 15.000          6               728,351.73             0.50%
                        ----------------------------------------------------
          TOTAL            1,427          $145,488,025.05           100.00%




 ORIGINAL PRINCIPAL BALANCES


    RANGE OF ORIGINAL          NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
       LOAN AMOUNTS              LOANS     PRINCIPAL BALANCE       LOAN POOL
--------------------------  --------------------------------------------------
  25,000.01 to 50,000.00            65        $2,868,549.87            1.97%
  50,000.01 to 75,000.00           336        20,708,520.19           14.23%
 75,000.01 to 100,000.00           360        30,582,147.72           21.02%
 100,000.01 to 125,000.00          291        31,942,938.81           21.96%
 125,000.01 to 150,000.00          177        23,769,632.05           16.34%
 150,000.01 to 175,000.00          106        17,075,727.38           11.74%
 175,000.01 to 200,000.00           50         9,245,327.25            6.35%
 200,000.01 to 225,000.00           23         4,850,626.89            3.33%
 225,000.01 to 250,000.00           18         4,169,064.76            2.87%
 275,000.01 to 300,000.00            1           275,490.13            0.19%
                           -------------------------------------------------
          TOTAL                  1,427      $145,488,025.05          100.00%



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 3 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------



MORTGAGE LOAN GROUP I
---------------------

 CURRENT LOAN PRINCIPAL BALANCES


     RANGE OF CURRENT        NUMBER OF       CUT-OFF DATE       PERCENTAGE OF
       LOAN AMOUNTS            LOANS       PRINCIPAL BALANCE       LOAN POOL
--------------------------  -------------------------------------------------
     Up to $25,000.00              1            $6,484.28            0.00%
  25,000.01 to 50,000.00          79         3,547,821.14            2.44%
  50,000.01 to 75,000.00         346        21,829,051.59           15.00%
 75,000.01 to 100,000.00         362        31,399,860.42           21.58%
 100,000.01 to 125,000.00        276        30,796,179.57           21.17%
 125,000.01 to 150,000.00        170        23,035,326.73           15.83%
 150,000.01 to 175,000.00        110        17,893,519.80           12.30%
 175,000.01 to 200,000.00         41         7,684,599.74            5.28%
 200,000.01 to 225,000.00         24         5,072,900.12            3.49%
 225,000.01 to 250,000.00         17         3,946,791.53            2.71%
 275,000.01 to 300,000.00          1           275,490.13            0.19%
                            ------------------------------------------------
          TOTAL                1,427      $145,488,025.05          100.00%



 LOAN-TO-VALUE RATIOS


         RANGE OF            NUMBER OF       CUT-OFF DATE      PERCENTAGE OF
 LOAN-TO-VALUE RATIOS (%)      LOANS      PRINCIPAL BALANCE       LOAN POOL
--------------------------  ------------------------------------------------
      50.01 to 55.00               1           $68,614.87            0.05%
      70.01 to 75.00               1            49,964.52            0.03%
      80.01 to 85.00               1            97,460.51            0.07%
      85.01 to 90.00               3           395,087.16            0.27%
      90.01 to 95.00               2           138,878.99            0.10%
     95.01 to 100.00              10           866,847.82            0.60%
     100.01 to 105.00          1,299       134,172,974.82           92.22%
     105.01 to 110.00            102         8,908,415.70            6.12%
     110.01 to 115.00              2           212,910.78            0.15%
     115.01 to 120.00              5           511,313.72            0.35%
     125.01 to 130.00              1            65,556.16            0.05%
                            ------------------------------------------------
          TOTAL                1,427      $145,488,025.05          100.00%



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 4 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------



MORTGAGE LOAN GROUP I
---------------------

  MONTHS REMAINING TO MATURITY


      MONTHS REMAINING       NUMBER OF       CUT-OFF DATE      PERCENTAGE OF
        TO MATURITY            LOANS      PRINCIPAL BALANCE       LOAN POOL
 --------------------------  -----------------------------------------------
          1 to 96                 35        $2,515,132.86             1.73%
         97 to 108                22         1,753,774.19             1.21%
         109 to 120               74         5,855,263.74             4.02%
         121 to 144               28         2,990,100.81             2.06%
         145 to 156                8           547,053.94             0.38%
         157 to 168              158        13,903,215.41             9.56%
         169 to 180              367        35,371,924.00            24.31%
         181 to 288              380        41,352,069.67            28.42%
         289 to 300               54         5,909,216.41             4.06%
            301+                 301        35,290,274.02            24.26%
                             -----------------------------------------------
           TOTAL               1,427      $145,488,025.05           100.00%


  YEAR OF ORIGINATION


                             NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
    YEAR OF ORIGINATION        LOANS      PRINCIPAL BALANCE       LOAN POOL
 --------------------------  ----------------------------------------------
            1996                   1           $56,308.79            0.04%
            1997                  23         1,495,468.07            1.03%
            1998                 620        62,557,652.97           43.00%
            1999                 783        81,378,595.22           55.93%
                             ----------------------------------------------
           TOTAL               1,427      $145,488,025.05          100.00%


  LIEN PRIORITY

                             NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
       LIEN PROPERTY           LOANS     PRINCIPAL BALANCE       LOAN POOL
 --------------------------  ----------------------------------------------
  First Lien                   1,427      $145,488,025.05          100.00%
                             ----------------------------------------------
           TOTAL               1,427      $145,488,025.05          100.00%


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 5 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------



MORTGAGE LOAN GROUP I
---------------------

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                          NUMBER OF       CUT-OFF DATE       PERCENTAGE OF
     STATE                  LOANS      PRINCIPAL BALANCE       LOAN POOL
--------------------------------------------------------------------------
Ohio                          190       $18,216,810.52            12.52%
Michigan                      163        16,187,400.08            11.13%
Indiana                       141        12,368,000.43             8.50%
Florida                        86         8,958,152.26             6.16%
Illinois                       59         8,141,507.87             5.60%
New York                       71         7,831,685.37             5.38%
Georgia                        70         7,114,448.98             4.89%
Arizona                        70         6,740,711.06             4.63%
Pennsylvania                   72         6,214,072.14             4.27%
Virginia                       55         5,621,985.10             3.86%
Tennessee                      56         5,121,221.22             3.52%
Oklahoma                       54         4,743,946.96             3.26%
Kentucky                       48         4,535,193.68             3.12%
California                     29         4,202,755.96             2.89%
North Carolina                 36         4,133,514.58             2.84%
New Jersey                     29         3,739,528.72             2.57%
South Carolina                 33         3,472,386.34             2.39%
Maryland                       26         3,201,986.45             2.20%
Other < 2%                    139        14,942,717.33            10.27%
                    -----------------------------------------------------
         TOTAL              1,427      $145,488,025.05           100.00%



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 6 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP I
---------------------

 MORTGAGED PROPERTY TYPES


                            NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
         PROPERTY             LOANS      PRINCIPAL BALANCE       LOAN POOL
----------------------  ---------------------------------------------------
 Single Family Residence       1,276      $129,557,575.47           89.05%

 Multifamily (2-4)                37         4,489,771.39            3.09%
 Townhouse                        34         3,078,114.93            2.12%
 PUD                              22         2,997,667.74            2.06%
 Manufactured Housing             31         2,813,392.95            1.93%
 Condo                            27         2,551,502.57            1.75%
                     -----------------------------------------------------
          TOTAL                1,427      $145,488,025.05          100.00%

 LOAN PURPOSE

                            NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
         PURPOSE              LOANS      PRINCIPAL BALANCE       LOAN POOL
----------------------  ---------------------------------------------------
 Equity Refi                  1,249      $126,217,650.23           86.75%
 Rate/Term Refi                 140        15,388,899.77           10.58%
 Purchase                        38         3,881,475.05            2.67%
                    -----------------------------------------------------
          TOTAL               1,427      $145,488,025.05          100.00%


 DEBT-TO-INCOME RATIO


                            NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
  DEBT-TO-INCOME RATIO (%)   LOANS      PRINCIPAL BALANCE       LOAN POOL
---------------------------------------------------------------------------
            NA                   2          $230,293.60            0.16%
      5.01 to 20.00              3           225,207.24            0.15%
      10.01 to 25.00             6           402,791.66            0.28%
      15.01 to 20.00            41         2,866,148.32            1.97%
      20.01 to 25.00            75         6,105,023.17            4.20%
      25.01 to 30.00           129        12,184,045.06            8.37%
      30.01 to 35.00           186        17,955,891.53           12.34%
      35.01 to 40.00           196        19,241,172.22           13.23%
      40.01 to 45.00           217        23,220,788.13           15.96%
      45.01 to 50.00           199        21,039,786.86           14.46%
      50.01 to 55.00           187        20,720,931.07           14.24%
          55.01+               186        21,295,946.19           14.64%
                    -----------------------------------------------------
          TOTAL              1,427      $145,488,025.05          100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 7 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP I
---------------------


CREDIT SCORES

        RANGE OF            NUMBER        CUT-OFF DATE       PERCENTAGE OF
     CREDIT SCORES           LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  ------------------------------------------------
       Up to 479                16          $983,556.10            0.68%
       480 - 499                 9           834,458.77            0.57%
       500 - 519                27         2,452,786.79            1.69%
       520 - 539                50         4,916,598.11            3.38%
       540 - 559                61         6,407,572.79            4.40%
       560 - 579                86         8,140,931.05            5.60%
       580 - 599               142        13,568,006.20            9.33%
       600 - 619               169        17,911,832.15           12.31%
       620 - 639               229        23,019,105.60           15.82%
       640 - 659               201        19,412,620.34           13.34%
       660 - 679               182        20,167,877.35           13.86%
       680 - 699               112        11,626,250.42            7.99%
       700 - 719                73         8,073,838.82            5.55%
       720 - 739                40         4,549,019.40            3.13%
       740 - 759                21         2,327,628.64            1.60%
       760 - 779                 5           514,729.17            0.35%
       780 - 799                 4           581,213.35            0.40%
                    -----------------------------------------------------
         TOTAL               1,427      $145,488,025.05          100.00%


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 8 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II
----------------------

TOTAL NUMBER OF LOANS:                                         100

INITIAL PRINCIPAL BALANCE:                          $17,868,180.14

AVERAGE LOAN BALANCE:                                  $178,868.18

WA  LOAN RATE:                                               9.26%
   RANGE OF  LOAN RATES:                          (7.00% - 12.77%)

WA REMAINING TERM (MONTHS):                                    323
   RANGE OF REMAINING TERMS:                           (110 - 360)

WA ORIGINAL TERM (MONTHS):                                     327
   RANGE OF ORIGINAL TERMS:                            (120 - 360)

CREDIT SCORE:
      WA                                                       633
      < 640                                                 52.98%
      640 - 679                                             26.59%
      680 - 719                                             15.40%
      >= 720                                                 5.03%

DEBT-TO-INCOME RATIO:
      WA                                                    44.87%
      >45%                                                  13.19%

LTV:
      WA                                                   100.74%
      > 100%                                                63.34%

GEOGRAPHIC CONCENTRATION:                                 MI 8.23%
(as a Percentage of Loan Type)                            WI 8.18%
(STATES NOT LISTED ACCOUNT FOR                            NY 7.44%
LESS THAN 5% OF THE AGGREGATE                             IL 6.63%
PRINCIPAL BALANCE OF THE CATEGORY)                        CO 6.49%
                                                          MD 6.17%
                                                          GA 5.09%



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 9 OF 27)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP I
---------------------

   LOAN RATES

        RANGE OF           NUMBER OF       CUT-OFF DATE       PERCENTAGE OF
     LOAN RATES (%)          LOANS       PRINCIPAL BALANCE       LOAN POOL
-------------------------  ------------------------------------------------
     6.501 to 7.000              1          $137,387.29            0.77%
     7.001 to 7.500             15         2,472,928.90           13.84%
     7.501 to 8.000             15         2,089,302.24           11.69%
     8.001 to 8.500             18         3,131,964.74           17.53%
     8.501 to 9.000              9         1,298,093.58            7.26%
     9.001 to 9.500              9         1,539,886.12            8.62%
    9.501 to 10.000              9         1,954,745.33           10.94%
    10.001 to 10.500            15         2,983,952.46           16.70%
    10.501 to 11.000             3           694,803.62            3.89%
    11.001 to 11.500             3           741,232.38            4.15%
    12.001 to 12.500             1           266,061.33            1.49%
    12.501 to 13.000             2           557,822.15            3.12%
                    -----------------------------------------------------
         TOTAL                 100       $17,868,180.14          100.00%




ORIGINAL PRINCIPAL BALANCES


   RANGE OF ORIGINAL         NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
      LOAN AMOUNTS             LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  --------------------------------------------------
$75,000,00 to $100,000.00         2          $192,764.03            1.08%
100,000.01 to 125,000.00         13         1,447,098.59            8.10%
125,000.01 to 150,000.00         29         3,982,618.84           22.29%
150,000.01 to 175,000.00         13         2,124,449.36           11.89%
175,000.01 to 200,000.00         11         2,039,812.76           11.42%
200,000.01 to 225,000.00          8         1,699,599.37            9.51%
225,000.01 to 250,000.00          5         1,193,870.13            6.68%
250,000.01 to 275,000.00         12         3,057,564.74           17.11%
275,000.01 to 300,000.00          5         1,406,019.86            7.87%
350,000.01 to 375,000.00          2           724,382.46            4.05%
                         -------------------------------------------------
         TOTAL                  100       $17,868,180.14          100.00%



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 10 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II
----------------------

  CURRENT PRINCIPAL BALANCES


      RANGE OF CURRENT       NUMBER OF       CUT-OFF DATE       PERCENTAGE OF
        LOAN AMOUNTS           LOANS      PRINCIPAL BALANCE       LOAN POOL
  -------------------------  ----------------------------------------------
  $75,000,00 to $100,000.00        2          $192,764.03            1.08%
  100,000.01 to 125,000.00        14         1,571,763.00            8.80%
  125,000.01 to 150,000.00        28         3,857,954.43           21.59%
  150,000.01 to 175,000.00        13         2,124,449.36           11.89%
  175,000.01 to 200,000.00        11         2,039,812.76           11.42%
  200,000.01 to 225,000.00         8         1,699,599.37            9.51%
  225,000.01 to 250,000.00         8         1,924,221.89           10.77%
  250,000.01 to 275,000.00         9         2,327,212.98           13.02%
  275,000.01 to 300,000.00         5         1,406,019.86            7.87%
  350,000.01 to 375,000.00         2           724,382.46            4.05%
                         --------------------------------------------------
           TOTAL                 100       $17,868,180.14          100.00%



  LOAN-TO-VALUE RATIOS



          RANGE OF           NUMBER OF       CUT-OFF DATE      PERCENTAGE OF
  LOAN-TO-VALUE RATIOS (%)     LOANS      PRINCIPAL BALANCE       LOAN POOL
  -------------------------  ----------------------------------------------
       65.01 to 70.00              1          $115,000.00            0.64%
       70.01 to 75.00              3           394,813.55            2.21%
       75.01 to 80.00              2           255,166.97            1.43%
       80.01 to 85.00              4           565,257.32            3.16%
       85.01 to 90.00             12         2,024,438.50           11.33%
       90.01 to 95.00             10         1,494,171.24            8.36%
      95.01 to 100.00             11         1,701,910.41            9.52%
      100.01 to 105.00            28         6,373,160.25           35.67%
      105.01 to 110.00            14         2,466,066.08           13.80%
      110.01 to 115.00             8         1,358,610.26            7.60%
      115.01 to 120.00             4           570,105.64            3.19%
      120.01 to 125.00             1           172,664.92            0.97%
      125.01 to 130.00             2           376,815.00            2.11%
                       ---------------------------------------------------
           TOTAL                 100       $17,868,180.14          100.00%


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 11 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II
----------------------

 MONTHS REMAINING TO MATURITY


     MONTHS REMAINING        NUMBER OF       CUT-OFF DATE       PERCENTAGE OF
       TO MATURITY             LOANS       PRINCIPAL BALANCE       LOAN POOL
--------------------------  -------------------------------------------------
        109 to 120                 2          $591,729.83            3.31%
        121 to 144                 2           508,388.18            2.85%
        169 to 180                 2           492,575.40            2.76%
        181 to 288                 7         1,794,762.88           10.04%
        289 to 300                 1           244,900.22            1.37%
           301+                   86        14,235,823.63           79.67%
                            -----------------------------------------------
          TOTAL                  100       $17,868,180.14          100.00%


 YEAR OF ORIGINATION


                             NUMBER OF       CUT-OFF DATE       PERCENTAGE OF
   YEAR OF ORIGINATION         LOANS      PRINCIPAL BALANCE       LOAN POOL
--------------------------  -------------------------------------------------
           1998                    7        $1,888,754.03           10.57%
           1999                   93        15,979,426.11           89.43%
                            -----------------------------------------------
          TOTAL                  100       $17,868,180.14          100.00%




 LIEN PRIORITY

                            NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
      LIEN PROPERTY           LOANS      PRINCIPAL BALANCE       LOAN POOL
--------------------------  ---------------------------------------------
 First Lien                    100       $17,868,180.14          100.00%
                            ---------------------------------------------
          TOTAL                100       $17,868,180.14          100.00%





--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 12 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II
----------------------

 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                            NUMBER OF       CUT-OFF DATE        PERCENTAGE OF
          STATE               LOANS      PRINCIPAL BALANCE       LOAN POOL
--------------------------  -------------------------------------------------
 Michigan                        9        $1,471,203.50             8.23%
 Wisconsin                       8         1,462,161.05             8.18%
 New York                        6         1,330,208.06             7.44%
 Illinois                        7         1,184,742.89             6.63%
 Colorado                        5         1,159,370.65             6.49%
 Maryland                        4         1,102,828.39             6.17%
 Georgia                         4           908,812.70             5.09%
 California                      3           786,884.28             4.40%
 Florida                         5           779,885.59             4.36%
 Ohio                            5           755,805.73             4.23%
 Indiana                         4           639,468.70             3.58%
 Virginia                        2           463,123.57             2.59%
 Missouri                        3           457,204.92             2.56%
 Nevada                          2           442,731.63             2.48%
 Pennsylvania                    3           422,308.22             2.36%
 North Carolina                  3           408,244.72             2.28%
 Indiana                         2           361,993.65             2.03%
 Texas                           3           358,628.88             2.01%
 Others < 2 %                   22         3,372,573.01            18.87%
                    -----------------------------------------------------
          TOTAL                100       $17,868,180.14           100.00%


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 13 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II
----------------------

 MORTGAGED PROPERTY TYPES


                            NUMBER OF       CUT-OFF DATE       PERCENTAGE OF
         PROPERTY             LOANS       PRINCIPAL BALANCE       LOAN POOL
--------------------------  ------------------------------------------------
 Single Family Residence          98       $17,593,640.38            98.46%
 PUD                               2           274,539.76            1.54%
                     -------------------------------------------------------
          TOTAL                  100       $17,868,180.14          100.00%


 LOAN PURPOSE

                            NUMBER OF       CUT-OFF DATE       PERCENTAGE OF
         PURPOSE              LOANS      PRINCIPAL BALANCE       LOAN POOL
--------------------------  --------------------------------------------------
 Rate / Term Refi                81       $12,897,312.16           72.18%
 Equity Refi                     19         4,970,867.98           27.82%
                    -----------------------------------------------------
          TOTAL                 100       $17,868,180.14          100.00%


 DEBT-TO-INCOME RATIO


                             NUMBER OF       CUT-OFF DATE       PERCENTAGE OF
  DEBT-TO-INCOME RATIO (%)     LOANS      PRINCIPAL BALANCE       LOAN POOL
---------------------------------------------------------------------------
            NA                    81       $12,852,983.04           71.93%
      25.01 to 30.00               2           499,935.52            2.80%
      30.01 to 35.00               3           756,979.94            4.24%
      35.01 to 40.00               3           883,935.46            4.95%
      40.01 to 45.00               2           516,745.79            2.89%
      45.01 to 50.00               3           817,752.25            4.58%
      50.01 to 55.00               1           258,540.32            1.45%
          55.01+                   5         1,281,307.82            7.17%
                     -----------------------------------------------------
          TOTAL                  100       $17,868,180.14          100.00%


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 14 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II
----------------------

 CREDIT SCORES

         RANGE OF           NUMBER        CUT-OFF DATE       PERCENTAGE OF
      CREDIT SCORES          LOANS      PRINCIPAL BALANCE       LOAN POOL
 -------------------------  -----------------------------------------------
        Up to 479                1          $111,253.64            0.62%
        480 - 499                2           319,698.04            1.79%
        500 - 519                4           619,293.58            3.47%
        520 - 539                3           553,145.24            3.10%
        540 - 559                6           921,531.23            5.16%
        560 - 579                2           217,157.82            1.22%
        580 - 599               10         1,710,072.62            9.57%
        600 - 619               12         2,084,411.30           11.67%
        620 - 639               16         2,931,292.00           16.41%
        640 - 659               14         2,505,050.21           14.02%
        660 - 679               12         2,245,712.61           12.57%
        680 - 699                9         1,580,113.07            8.84%
        700 - 719                5         1,171,389.36            6.56%
        720 - 739                2           434,699.01            2.43%
        740 - 759                1           263,657.89            1.48%
        760 - 779                1           199,702.52            1.12%
                    -----------------------------------------------------
          TOTAL                100       $17,868,180.14          100.00%
















RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 15 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II  (ARMS ONLY)
-----------------------------------

 TOTAL NUMBER OF LOANS:                                          81
 INITIAL PRINCIPAL BALANCE:                          $12,852,983.04
 AVERAGE LOAN BALANCE:                                  $158,678.80

 WA LOAN RATE:                                                8.71%
    RANGE OF  LOAN RATES:                          (7.00% - 11.50%)

 INDEX:                                                    1-YR CMT
 WA MARGIN:                                                  6.127%
 WA INITIAL PERIODIC CAP:                                    1.877%
 WA PERIODIC CAP:                                            2.000%
 WA NEXT RATE CHANGE DATE:                                10 months
 WA RATE RESET FREQUENCY:                                 12 MONTHS

 WA REMAINING TERM (MONTHS):                                    358
    RANGE OF REMAINING TERMS:                           (353 - 360)

 WA ORIGINAL TERM (MONTHS):                                     360
    RANGE OF ORIGINAL TERMS:                            (360 - 360)

 CREDIT SCORE:
       WA                                                       618
       < 640                                                 65.55%
       640 - 679                                             23.08%
       680 - 719                                              8.40%
       >= 720                                                 2.97%

 LTV:
       WA                                                    99.01%
       > 100%                                                49.03%

 GEOGRAPHIC CONCENTRATION:                                MI 11.45%
 (as a Percentage of Loan Type)                            WI 9.15%
 (STATES NOT LISTED ACCOUNT FOR                            IL 7.17%
 LESS THAN 5% OF THE AGGREGATE                             CO 6.81%
 PRINCIPAL BALANCE OF THE CATEGORY)



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 16 OF 27)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II (ARMS ONLY)
----------------------------------

  LOAN RATES

         RANGE OF        NUMBER OF         CUT-OFF DATE        PERCENTAGE OF
      LOAN RATES (%)       LOANS        PRINCIPAL BALANCE         LOAN POOL
-----------------------------------------------------------------------------
      6.501 to 7.000           1              $137,387.29             1.07%
      7.001 to 7.500          15             2,472,928.90            19.24%
      7.501 to 8.000          15             2,089,302.24            16.26%
      8.001 to 8.500          18             3,131,964.74            24.37%
      8.501 to 9.000           9             1,298,093.58            10.10%
      9.001 to 9.500           9             1,539,886.12            11.98%
     9.501 to 10.000           4               659,123.63             5.13%
     10.001 to 10.500          8             1,111,636.45             8.65%
     10.501 to 11.000          1               187,964.77             1.46%
     11.001 to 11.500          1               224,695.32             1.75%
                         --------------------------------------------------
          TOTAL               81           $12,852,983.04           100.00%



 ORIGINAL LOAN PRINCIPAL BALANCES


    RANGE OF ORIGINAL         NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
       LOAN AMOUNTS             LOANS      PRINCIPAL BALANCE       LOAN POOL
--------------------------  -------------------------------------------------
 $75,000.00 to $100,000.00         2          $192,764.03            1.50%
 100,000.01 to 125,000.00         13         1,447,098.59           11.26%
 125,000.01 to 150,000.00         29         3,982,618.84           30.99%
 150,000.01 to 175,000.00         13         2,124,449.36           16.53%
 175,000.01 to 200,000.00         11         2,039,812.76           15.87%
 200,000.01 to 225,000.00          8         1,699,599.37           13.22%
 225,000.01 to 250,000.00          2           471,830.05            3.67%
 250,000.01 to 275,000.00          2           523,834.92            4.08%
 350,000.01 to 375,000.00          1           370,975.12            2.89%
                      -----------------------------------------------------
          TOTAL                   81       $12,852,983.04          100.00%







--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 17 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II (ARMS ONLY)
----------------------------------

  CURRENT LOAN PRINCIPAL BALANCES


     RANGE OF CURRENT       NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
       LOAN AMOUNTS           LOANS     PRINCIPAL BALANCE       LOAN POOL
--------------------------  ----------------------------------------------
 $75,000.00 to $100,000.00       2          $192,764.03            1.50%
 100,000.01 to 125,000.00       14         1,571,763.00           12.23%
 125,000.01 to 150,000.00       28         3,857,954.43           30.02%
 150,000.01 to 175,000.00       13         2,124,449.36           16.53%
 175,000.01 to 200,000.00       11         2,039,812.76           15.87%
 200,000.01 to 225,000.00        8         1,699,599.37           13.22%
 225,000.01 to 250,000.00        2           471,830.05            3.67%
 250,000.01 to 275,000.00        2           523,834.92            4.08%
 350,000.01 to 375,000.00        1           370,975.12            2.89%
                    -----------------------------------------------------
          TOTAL                 81       $12,852,983.04          100.00%



 LOAN-TO-VALUE RATIOS



         RANGE OF           NUMBER OF       CUT-OFF DATE      PERCENTAGE OF
 LOAN-TO-VALUE RATIOS (%)     LOANS      PRINCIPAL BALANCE       LOAN POOL
--------------------------  ----------------------------------------------
      65.01 to 70.00              1          $115,000.00            0.89%
      70.01 to 75.00              3           394,813.55            3.07%
      75.01 to 80.00              2           255,166.97            1.99%
      80.01 to 85.00              4           565,257.32            4.40%
      85.01 to 90.00             12         2,024,438.50           15.75%
      90.01 to 95.00             10         1,494,171.24           11.63%
     95.01 to 100.00             11         1,701,910.41           13.24%
     100.01 to 105.00            12         2,129,411.89           16.57%
     105.01 to 110.00            12         1,937,722.12           15.08%
     110.01 to 115.00             8         1,358,610.26           10.57%
     115.01 to 120.00             4           570,105.64            4.44%
     120.01 to 125.00             1           172,664.92            1.34%
     125.00 to 130.00             1           133,710.22            1.04%
                    -----------------------------------------------------
          TOTAL                  81       $12,852,983.04          100.00%


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 18 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II (ARMS ONLY)
----------------------------------

MONTHS REMAINING TO MATURITY


    MONTHS REMAINING       NUMBER OF       CUT-OFF DATE      PERCENTAGE OF
      TO MATURITY            LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  -----------------------------------------------
          301+                  81       $12,852,983.04           100.00%
                           -----------------------------------------------
         TOTAL                  81       $12,852,983.04           100.00%


YEAR OF ORIGINATION


                           NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
  YEAR OF ORIGINATION        LOANS     PRINCIPAL BALANCE       LOAN POOL
-------------------------  -----------------------------------------------
          1999                 81       $12,852,983.04          100.00%
                           ---------------------------------------------
         TOTAL                 81       $12,852,983.04          100.00%




LIEN PRIORITY

                           NUMBER OF       CUT-OFF DATE       PERCENTAGE OF
     LIEN PROPERTY           LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  ----------------------------------------------
First Lien                      81       $12,852,983.04          100.00%
                    -----------------------------------------------------
         TOTAL                  81       $12,852,983.04          100.00%





--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 19 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II (ARMS ONLY)
----------------------------------

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                      NUMBER OF       CUT-OFF DATE       PERCENTAGE OF
         STATE           LOANS      PRINCIPAL BALANCE       LOAN POOL
---------------------------------------------------------------------
Michigan                    9        $1,471,203.50            11.45%
Wisconsin                   7         1,175,640.81             9.15%
Illinois                    6           921,085.00             7.17%
Colorado                    4           875,907.75             6.81%
Indiana                     4           639,468.70             4.98%
Florida                     4           534,985.37             4.16%
Ohio                        4           502,054.78             3.91%
Missouri                    3           457,204.92             3.56%
New York                    3           455,704.09             3.55%
Nevada                      2           442,731.63             3.44%
Pennsylvania                3           422,308.22             3.29%
North Carolina              3           408,244.72             3.18%
Others < 2 %               29         4,546,443.55            35.37%
                    -------------------------------------------------
         TOTAL             81       $12,852,983.04           100.00%


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 20 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II (ARMS ONLY)
----------------------------------

MORTGAGED PROPERTY TYPES


                           NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
        PROPERTY             LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  -------------------------------------------------
Single Family Residence        79       $12,578,443.28            97.86%
PUD                              2           274,539.76            2.14%
                    -----------------------------------------------------
         TOTAL                  81       $12,852,983.04          100.00%


LOAN PURPOSE

                           NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
        PURPOSE              LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  -------------------------------------------------
Rate / Term Refi               80       $12,652,581.87           98.44%
Equity Refi                     1           200,401.17            1.56%
                    -----------------------------------------------------
         TOTAL                 81       $12,852,983.04          100.00%


DEBT-TO-INCOME RATIO


                           NUMBER OF    CUT-OFF DATE       PERCENTAGE OF
 DEBT-TO-INCOME RATIO (%)   LOANS     PRINCIPAL BALANCE       LOAN POOL
------------------------  -----------------------------------------------
           NA                 81       $12,852,983.04          100.00%
                    --------------------------------------------------
         TOTAL                81       $12,852,983.04          100.00%


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 21 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II (ARMS ONLY)
----------------------------------

CREDIT SCORES

        RANGE OF           NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
     CREDIT SCORES           LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  ----------------------------------------------
        0 - 479                  1          $111,253.64            0.87%
       480 - 499                 2           319,698.04            2.49%
       500 - 519                 4           619,293.58            4.82%
       520 - 539                 3           553,145.24            4.30%
       540 - 559                 5           683,208.74            5.32%
       560 - 579                 2           217,157.82            1.69%
       580 - 599                10         1,710,072.62           13.30%
       600 - 619                11         1,839,511.08           14.31%
       620 - 639                14         2,372,032.45           18.46%
       640 - 659                10         1,476,470.14           11.49%
       660 - 679                 9         1,490,316.56           11.60%
       680 - 699                 6           814,265.52            6.34%
       700 - 719                 2           265,400.45            2.06%
       720 - 739                 1           181,454.64            1.41%
       760 - 779                 1           199,702.52            1.55%
                    -----------------------------------------------------
         TOTAL                  81       $12,852,983.04          100.00%




NEXT RATE CHANGE DATE


                            NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
           DATE               LOANS     PRINCIPAL BALANCE       LOAN POOL
--------------------------  --------------------------------------------------
        April 2000                1          $133,466.33            1.04%
         May 2000                 3           429,574.13            3.34%
        June 2000                 6           715,303.91            5.57%
        July 2000                 5           861,202.92            6.70%
       August 2000               13         1,884,124.85           14.66%
      September 2000             19         2,835,472.17           22.06%
       October 2000              28         4,958,388.73           38.58%
      November 2000               6         1,035,450.00            8.06%
                    -----------------------------------------------------
          TOTAL                  81       $12,852,983.04          100.00%



RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 22 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II (ARMS ONLY)
----------------------------------

MARGINS

        RANGE OF           NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
        MARGINS              LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  ----------------------------------------------
     4.000 - 4.499               2          $322,568.12            2.51%
     4.500 - 4.999               3           464,160.00            3.61%
     5.000 - 5.499              13         2,144,596.50           16.69%
     5.500 - 5.999              17         2,313,004.46           18.00%
     6.000 - 6.499              19         2,994,067.11           23.29%
     6.500 - 6.999              12         1,880,667.75           14.63%
     7.000 - 7.499               8         1,497,261.25           11.65%
     7.500 - 7.999               6         1,081,344.86            8.41%
     8.500 - 8.999               1           155,312.99            1.21%
                    -----------------------------------------------------
         TOTAL                  81       $12,852,983.04          100.00%



LIFETIME CAP

        RANGE OF           NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
      LIFETIME CAP           LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  ----------------------------------------------
    13.000 - 13.499              1          $137,387.29            1.07%
    13.500 - 13.999             15         2,472,928.90           19.24%
    14.000 - 14.499             15         2,089,302.24           16.26%
    14.500 - 14.999             18         3,131,964.74           24.37%
    15.000 - 15.499              9         1,298,093.58           10.10%
    15.500 - 15.999             10         1,702,287.81           13.24%
    16.000 - 16.499              4           628,015.37            4.89%
    16.500 - 16.999              8         1,168,307.79            9.09%
    17.500 - 17.999              1           224,695.32            1.75%
                    -----------------------------------------------------
         TOTAL                  81       $12,852,983.04          100.00%












RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 23 OF 27)
--------------------------------------------------------------------------------



MORTGAGE LOAN GROUP II (FIXED RATE MORTGAGE LOANS ONLY)
-------------------------------------------------------

TOTAL NUMBER OF LOANS:                                                19

INITIAL PRINCIPAL BALANCE:                                 $5,015,197.10

AVERAGE LOAN BALANCE:                                        $263,957.74

WA LOAN RATE:                                                     10.67%
   RANGE OF  LOAN RATES:                                (9.55% - 12.77%)

WA REMAINING TERM (MONTHS):                                          235
   RANGE OF REMAINING TERMS:                                 (110 - 353)

WA ORIGINAL TERM (MONTHS):                                           244
   RANGE OF ORIGINAL TERMS:                                  (120 - 360)

CREDIT SCORE:
      WA                                                             670
      < 640                                                       20.79%
      640 - 679                                                   35.57%
      680 - 719                                                   33.34%
      >= 720                                                      10.31%

DEBT-TO-INCOME RATIO:
      WA                                                          44.87%
      >45%                                                        47.01%

LTV:
      WA                                                         105.15%
      > 100%                                                     100.00%

GEOGRAPHIC CONCENTRATION:                                      NY 17.44%
(as a Percentage of Loan Type)                                 CA 15.69%
(STATES NOT LISTED ACCOUNT FOR                                 MD 14.59%
LESS THAN 10% OF THE AGGREGATE                                 GA 10.57%
PRINCIPAL BALANCE OF THE CATEGORY)



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 24 OF 27)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------

MORTGAGE LOAN GROUP II (FIXED RATE MORTGAGE LOANS ONLY)
-------------------------------------------------------

  LOAN RATES

        RANGE OF            NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
     LOAN RATES (%)           LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  -------------------------------------------------
    9.501 to 10.000              5        $1,295,621.70           25.83%
    10.001 to 10.500             7         1,872,316.01           37.33%
    10.501 to 11.000             2           506,838.85           10.11%
    11.001 to 11.500             2           516,537.06           10.30%
    12.001 to 12.500             1           266,061.33            5.31%
    12.501 to 13.000             2           557,822.15           11.12%
                    -----------------------------------------------------
         TOTAL                  19        $5,015,197.10          100.00%




ORIGINAL  LOAN PRINCIPAL BALANCES


   RANGE OF ORIGINAL       NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
      LOAN AMOUNTS           LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  ----------------------------------------------------
$225,000.01 to $250,000.00      3          $722,040.08           14.40%
250,000.01 to 275,000.00       10         2,533,729.82           50.52%
275,000.01 to 300,000.00        5         1,406,019.86           28.04%
350,000.01 to 375,000.00        1           353,407.34            7.05%
                    -----------------------------------------------------
         TOTAL                 19        $5,015,197.10          100.00%




CURRENT  LOAN PRINCIPAL BALANCES


    RANGE OF CURRENT         NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
      LOAN AMOUNTS             LOANS     PRINCIPAL BALANCE       LOAN POOL
-------------------------  ----------------------------------------------------
$225,000.01 to $250,000.00        6        $1,452,391.84           28.96%
250,000.01 to 275,000.00          7         1,803,378.06           35.96%
275,000.01 to 300,000.00          5         1,406,019.86           28.04%
350,000.01 to 375,000.00          1           353,407.34            7.05%
                    -----------------------------------------------------
         TOTAL                   19        $5,015,197.10          100.00%





--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 25 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II (FIXED RATE MORTGAGE LOANS ONLY)
-------------------------------------------------------

LOAN-TO-VALUE RATIOS



        RANGE OF           NUMBER OF       CUT-OFF DATE      PERCENTAGE OF
LOAN-TO-VALUE RATIOS (%)     LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  ---------------------------------------------
    100.01 to 105.00           16        $4,243,748.36           84.62%
    105.01 to 110.00            2           528,343.96           10.53%
    125.01 to 130.00            1           243,104.78            4.85%
                    -----------------------------------------------------
         TOTAL                 19        $5,015,197.10          100.00%



MONTHS REMAINING TO MATURITY


    MONTHS REMAINING       NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
      TO MATURITY            LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  ---------------------------------------------
       109 to 120               2          $591,729.83           11.80%
       121 to 144               2           508,388.18           10.14%
       169 to 180               2           492,575.40            9.82%
       181 to 288               7         1,794,762.88           35.79%
       289 to 300               1           244,900.22            4.88%
          301+                  5         1,382,840.59           27.57%
                           ---------------------------------------------
         TOTAL                 19        $5,015,197.10          100.00%


YEAR OF ORIGINATION


                           NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
  YEAR OF ORIGINATION        LOANS      PRINCIPAL BALANCE       LOAN POOL
-------------------------  ---------------------------------------------
          1998                  7        $1,888,754.03           37.66%
          1999                 12         3,126,443.07           62.34%
                           ---------------------------------------------
         TOTAL                 19        $5,015,197.10          100.00%




--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 26 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


MORTGAGE LOAN GROUP II (FIXED RATE MORTGAGE LOANS ONLY)
-------------------------------------------------------

 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                            NUMBER OF      CUT-OFF DATE        PERCENTAGE OF
          STATE               LOANS      PRINCIPAL BALANCE       LOAN POOL
--------------------------  ------------------------------------------------
 New York                        3          $874,503.97            17.44%
 California                      3           786,884.28            15.69%
 Maryland                        3           731,853.27            14.59%
 Georgia                         2           530,021.54            10.57%
 Wisconsin                       1           286,520.24             5.71%
 Colorado                        1           283,462.90             5.65%
 Virginia                        1           278,214.57             5.55%
 Illinois                        1           263,657.89             5.26%
 Ohio                            1           253,750.95             5.06%
 Florida                         1           244,900.22             4.88%
 Oregon                          1           243,104.78             4.85%
 New Jersey                      1           238,322.49             4.75%
                    -----------------------------------------------------
          TOTAL                 19        $5,015,197.10           100.00%


 MORTGAGED PROPERTY TYPES


                            NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
         PROPERTY             LOANS     PRINCIPAL BALANCE       LOAN POOL
--------------------------  -----------------------------------------------
 Single Family Residence       19        $5,015,197.10           100.00%
                    -----------------------------------------------------
          TOTAL                19        $5,015,197.10           100.00%


 LOAN PURPOSE

                            NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
         PURPOSE              LOANS      PRINCIPAL BALANCE       LOAN POOL
--------------------------  ------------------------------------------------
 Equity Refi                    18        $4,770,466.81           95.12%
 Rate / Term Refi                1           244,730.29            4.88%
                    -----------------------------------------------------
          TOTAL                 19        $5,015,197.10          100.00%



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS4
Computational Materials: Information Relating to the Collateral (PAGE 27 OF 27)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                                  SUPPLEMENT.
--------------------------------------------------------------------------------


Mortgage Loan Group II  (Fixed Rate Mortgage Loans Only)

 LIEN PRIORITY

                             NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
      LIEN PROPERTY            LOANS      PRINCIPAL BALANCE       LOAN POOL
--------------------------  ----------------------------------------------
 First Lien                      19        $5,015,197.10          100.00%
                            ----------------------------------------------
          TOTAL                  19        $5,015,197.10          100.00%




 DEBT-TO-INCOME RATIO


                             NUMBER OF      CUT-OFF DATE       PERCENTAGE OF
  DEBT-TO-INCOME RATIO (%)    LOANS      PRINCIPAL BALANCE       LOAN POOL
----------------------------------------------------------------------------
      25.01 to 30.00             2          $499,935.52            9.97%
      30.01 to 35.00             3           756,979.94           15.09%
      35.01 to 40.00             3           883,935.46           17.63%
      40.01 to 45.00             2           516,745.79           10.30%
      45.01 to 50.00             3           817,752.25           16.31%
      50.01 to 55.00             1           258,540.32            5.16%
          55.01+                 5         1,281,307.82           25.55%
                    -----------------------------------------------------
          TOTAL                 19        $5,015,197.10          100.00%

 CREDIT SCORES

         RANGE OF             NUMBER        CUT-OFF DATE       PERCENTAGE OF
      CREDIT SCORES            LOANS     PRINCIPAL BALANCE       LOAN POOL
--------------------------  ----------------------------------------------
        540 - 559                 1          $238,322.49            4.75%
        600 - 619                 1           244,900.22            4.88%
        620 - 639                 2           559,259.55           11.15%
        640 - 659                 4         1,028,580.07           20.51%
        660 - 679                 3           755,396.05           15.06%
        680 - 699                 3           765,847.55           15.27%
        700 - 719                 3           905,988.91           18.06%
        720 - 739                 1           253,244.37            5.05%
        740 - 759                 1           263,657.89            5.26%
                    -----------------------------------------------------
          TOTAL                  19        $5,015,197.10          100.00%